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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

         QRS 15 PAYING AGENT INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QRS 15 PAYING AGENT INC.

         MODULE (DE) LMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MODULE (DE) LMITED PARTNERSHIP.

         SUSPENSION (DE) QRS 15-1 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SUSPENSION (DE) QRS 15-1 INC.

         RII (CA) QRS 15-2, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME RII (CA) QRS 15-2, INC.

         ICG-GP (TX) QRS 15-3,INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ICG-GP (TX) QRS 15-3,INC.

         ICG(TX) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ICG(TX) LIMITED PARTNERSHIP.

         ADVA 15 (GA) LLC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ADVA 15 (GA) LLC.

         ADV-QRS15(GA) QRS 15-4 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ADV-QRS15(GA) QRS 15-4 INC.

         GROCERY(OK) QRS 15-5, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GROCERY(OK) QRS 15-5, INC.

         TRENDS (FL) QRS 15-6, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME TRENDS (FL) QRS 15-6, INC.

         ENERGY (NJ) QRS 15-10 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ENERGY (NJ) QRS 15-10 INC.

         ONE CABIN INTERIOR (FL) QRS 15-9 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ONE CABIN INTERIOR (FL) QRS 15-9 INC.

         THREE OVERHEAD LIGHTS QRS (DE) 15-11 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME THREE OVERHEAD LIGHTS QRS (DE) 15-11 INC.

         THREE CABIN INTERIORS (MD),A MARYLAND BUSINESS TRUST, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME THREE CABIN INTERIORS (MD),A MARYLAND BUSINESS TRUST.

         DAN (FL) QRS 15-7 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME DAN (FL) QRS 15-7 INC.

         SALTED PEANUTS (LA) QRS 15-13, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SALTED PEANUTS (LA) QRS 15-13, INC.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

         BONE (DE) QRS 15-12, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BONE (DE) QRS 15-12, INC.

         OPTICAL (CA) QRS 15-8, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OPTICAL (CA) QRS 15-8, INC.

         OVERTAPE (CA) QRS 15-14, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OVERTAPE (CA) QRS 15-14, INC.

         OX (AL) LLC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OX (AL) LLC.

         OX-GP (AL) QRS 15-15, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OX-GP (AL) QRS 15-15, INC.

         LEADING ASP MD QRS 15-16 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LEADING ASP MD QRS 15-16 INC.

         MBM-BEEF (DE) QRS 15-18, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MBM-BEEF (DE) QRS 15-18, INC.

         WELL (MULTI) QRS 15-17, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WELL (MULTI) QRS 15-17, INC.

         WADD-II (TN) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WADD-II (TN) LP.

         WADD-II GENERAL PARTNER (TN) QRS 15-19, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WADD-II GENERAL PARTNER (TN) QRS 15-19, INC.

         CLEAR (NY) QRS 15-20, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CLEAR (NY) QRS 15-20, INC.

         ANAD (DE) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ANAD (DE) LIMITED PARTNERSHIP.

         FRAME BOY (DE) QRS 15-23, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FRAME BOY (DE) QRS 15-23, INC.

         MEDI (PA) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MEDI (PA) LIMITED PARTNERSHIP.

         MEDI (PA) QRS 15-21, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MEDI (PA) QRS 15-21, INC.

         BOLT (DE) QRS 15-26, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BOLT (DE) QRS 15-26, INC.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

         QSHIRE (IRELAND) QRS 15-29, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QSHIRE (IRELAND) QRS 15-29, INC.

         QSHIRE (UK) QRS 15-30, INC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QSHIRE (UK) QRS 15-30, INC.

         AUTO LOAN LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AUTO LOAN LIMITED PARTNERSHIP.

         AUTOMONEY (TX) QRS 15-28, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AUTOMONEY (TX) QRS 15-28, INC.

         DEYKIN AVENUE (UK) QRS 15-22, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME DEYKIN AVENUE (UK) QRS 15-22, INC.

         HAMMER (DE) LP QRS 15-32, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME HAMMER (DE) LP QRS 15-32, INC.

         HAMMER (DE) LP QRS 15-33, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME HAMMER (DE) LP QRS 15-33, INC.

         WRENCH (DE) QRS 15-31, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WRENCH (DE) QRS 15-31, INC.

         TRANS (FL) QRS 15-34, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME TRANS (FL) QRS 15-34, INC.

         AMPD GP (DE) QRS 15-35, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AMPD GP (DE) QRS 15-35, INC.

         AMPD (DE) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AMPD (DE) LIMITED PARTNERSHIP.

         AFSNYS (NY) QRS 15-37, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AFSNYS (NY) QRS 15-37, INC.

         QS ARK (DE) QRS 15-38, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QS ARK (DE) QRS 15-38, INC.

         MECHANIC (AZ) QRS 15-41, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MECHANIC (AZ) QRS 15-41, INC.

         QS (UK) QRS 15-42, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QS (UK) QRS 15-42, INC.

         GIFT VA QRS 15-43 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GIFT VA QRS 15-43 INC.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

         GIFT (VA) LLC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GIFT
(VA) LLC.

         DSG(IN) QRS 15-44, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME DSG(IN) QRS 15-44, INC.

         GAL III (NJ) QRS 15-45, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GAL III (NJ) QRS 15-45, INC.

         SURFACE (DE) QRS 15-46, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SURFACE (DE) QRS 15-46, INC.

         GRC (TX) QRS 15-47, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GRC (TX) QRS 15-47, INC.

         GRC (TX) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GRC (TX) LIMITED PARTNERSHIP.

         GAL III (NY) QRS 15-48,INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GAL III (NY) QRS 15-48, INC.

         GAL III (IN) QRS 15-49, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GAL III (IN) QRS 15-49, INC.

         UH STORAGE GP (DE) 15-50, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UH STORAGE GP (DE) 15-50, INC.

         UH STORAGE (DE) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UH STORAGE (DE) LIMITED PARTNERSHIP.

         UNI-TECH (PA) QRS 15-51, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UNI-TECH (PA) QRS 15-51, INC.

         LT FITNESS (DE) QRS 15-53 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LT FITNESS (DE) QRS 15-53 INC.

         RAILS (UK) QRS 15-54, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME RAILS (UK) QRS 15-54, INC.

         WELL PROP II (GA-MD) QRS 15-55 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WELL PROP II (GA-MD) QRS 15-55 INC.

         PLASTIC (DE) QRS 15-56, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PLASTIC (DE) QRS 15-56, INC.

         PLASTIC LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PLASTIC LIMITED PARTNERSHIP.

         BRY-PL GP (DE) QRS 15-57, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BRY-PL GP (DE) QRS 15-57, INC.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

         BRY-PL (DE) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BRY-PL (DE) LIMITED PARTNERSHIP.

         FIT (CO) QRS 15-59, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FIT (CO) QRS 15-59, INC.

         QS-DARWEN (UK) QRS 15-60, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME QS-DARWEN (UK) QRS 15-60, INC.

         DARWEN (UK) QRS 15-61, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME DARWEN (UK) QRS 15-61, INC.

         UNI-TECH (PA) QRS 15-63 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UNI-TECH (PA) QRS 15-63 INC.

         UNI-TECH (CA) QRS 15-64 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UNI-TECH (CA) QRS 15-64 INC.

         UNI-TECH (PA) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UNI-TECH (PA) LP.

         FIT (CO) QRS 14-101, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FIT (CO) QRS 14-101, INC.

         WOLV (DE) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WOLV (DE) LIMITED PARTNERSHIP.

         BELGOV (DE) QRS 15-66, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BELGOV (DE) QRS 15-66, INC.

         PLUM (DE) QRS 15-67, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PLUM (DE) QRS 15-67. INC.

         AFF-CALL MEMBER (IL) QRS 15-70 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AFF-CALL MEMBER (IL) QRS 15-70 INC.

         MASTER (DE) QRS 15-71, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MASTER (DE) QRS 15-71, INC.